                             PROCEDURAL AGREEMENT
                       AMONG MERRILL LYNCH FUTURES INC.

                                 and Citibank

     WHEREAS the undersigned

     ("Customer") has opened a trading account with the undersigned Merrill Lynch Futures Inc. ("Merrill"), a registered futures commission merchant, for the purpose of trading futures contracts traded on duly registered boards of trade, including options on such futures contracts ("Contracts") through said firm; and

     WHEREAS, in connection with the opening of the trading account, Customer and Merrill have entered into a Customer Agreement which requires Customer to deposit as Collateral the initial margin (including any additional original margin requirements for Customer's short option positions) ("Initial Margin") with respect to each Contract as required by the rules and regulations of the Chicago Mercantile Exchange, the Chicago Board of Trade, the Commodity Exchange, and such other exchanges on which Merrill may effect or cause to be effected transactions as broker for Customer; and

     WHEREAS Customer, Merrill, and the undersigned Citibank ("Custodian") have entered into a Safekeeping Agreement establishing an account entitled "Merrill Lynch Futures Inc. Customer Funds for the benefit of

                                                          (Customer Segregated
Account)" pursuant to which Custodian agrees to maintain a Safekeeping Account (which for its general conditions is governed by the Custodian Agreement between the Custodian and Customer) for the custody of the Initial Margin which Customer is required to deposit and maintain, and

     WHEREAS the Customer Agreement and the Safekeeping Agreement both provide that the rights and duties of the parties thereto are subject to the provisions of this Agreement.

     NOW, THEREFORE, IT IS AGREED THAT:

     1. Customer shall deposit and maintain as collateral in the Safekeeping Account such Initial Margin as shall be required from time to time by the exchange on which transactions are effected or caused to be effected by Merrill as broker for Customer. Customer may deposit amounts in excess of such requirements. The designation "Customer Funds" in the account title is intended to indicate the status of the account under the Commodity Exchange Act and Commodity Futures Trading Commission regulations; however, the provisions of this agreement shall be controlling as to the rights of the parties in the collateral deposited in the account.

     2. The Initial Margin deposited and maintained in the Safekeeping Account, created pursuant to the Safekeeping Agreement, shall be in the form, as Customer elects, of cash or of eligible securities of the U.S. Government (valued at the current market value less 10% of the principal value thereof) or of a combination thereof. Customer may substitute U.S. Government securities of equal or greater value upon prior approval by Merrill, which approval shall not be unreasonably withheld. Upon receipt of such substitute securities, Merrill agrees to give instructions to Custodian to release from the Safekeeping Account cash or eligible U.S. Government securities of an equal value, or such lesser amount as may be directed by Customer. Any separate interest payments thereon shall be automatically credited by Custodian in Federal funds to such demand deposit accounts designated in instructions from

Customer on the date that such interest becomes due and payable unless notice has been provided to Custodian pursuant to Paragraph 5 (a) below, and such interest is required to meet additional Variation Margin requirements in accordance with the procedure provided in Paragraphs 5 (a), (b) and (c). Amounts due on securities which mature or are redeemed will be credited to the Safekeeping Account in Federal funds on the date such amounts are received. Amounts due to Customer as a result of the variation in value of Customer's short option positions shall be credited to Customer by reducing the amount of the collateral required to be maintained in the Safekeeping Account.

     3. With respect to the deposit of Initial Margin, Custodian shall be directed by Customer's custodian order to segregate specified assets in the Safekeeping Account, and Custodian shall promptly provide Merrill and Customer with a written confirmation of each transfer into or out of the Safekeeping Account.

     4. Withdrawals of Initial Margin from the Safekeeping Account shall be effected upon receipt by the Custodian of Customer's custodian order and Merrill's prior written verification of such withdrawal. Merrill shall, upon request of the Customer, inform Customer of the amount of any excess Initial Margin In the Safekeeping Account.

     5. Merrill shall have access to the collateral only in accordance with the following, and only at such times as conditions set forth hereafter are complied with:

          (a) If notice by Merrill Is given to Customer that additional margin is required by Merrill as broker for the Customer due to variation in the value of one or more futures contracts held in the trading account or otherwise pursuant to the Customer Agreement

     ("Variation Margin"), and such notice is given prior to 9:00 A.M. New York time on a day on which the Customer is open for business, which Variation Margin shall first have been satisfied from any amounts currently credited to the Customer's trading account with Merrill in connection with which the Variation Margin is required, the Customer shall transfer to Merrill such Variation Margin not later than 3:00 P.M. on the same day. If Notice by Merrill to the Customer is given of the need for Variation Margin subsequent to 9:00 A.M. but prior to 4:00 P.M. New York time on a day on which the Customer is open for business, the Customer shall provide such Variation Margin to Merrill not later than 10:30 A.M. New York time on the next succeeding day on which the Customer is open for business. Notice by Merrill to the Customer of the receipt of Variation Margin shall be given promptly.

          (b) If Merrill has not received the requested Variation Margin within the time period as provided In Paragraph 5(a), Notice by Merrill to Customer of the failure to receive the Variation Margin shall be given immediately.

          (c) If Merrill does not receive the Variation Margin in accordance with Paragraph 5(a), Merrill may give (i) Notice to Custodian of the Customer's failure to provide Variation Margin and the amount of Variation Margin required; and (ii) Notice to the Customer that such Notice has been given to Custodian. Promptly upon receipt by Custodian as such Notice but without prejudice to any rights of Merrill hereunder, Custodian shall give Notice to the Customer of its receipt of such Notice.

          (d) In the event Customer has failed to transfer the required Variation Margin to Merrill during the time period as provided in Paragraph 5 (a), Merrill may give Notice to Custodian of the Customer's failure to provide Variation Margin and that all conditions precedent to Merrill's right to direct disposition hereunder have been satisfied, and may give instructions to Custodian (i) to transfer eligible U.S. Government securities to Merrill, (ii) to sell at the prevailing market price such of the collateral in the Safekeeping Account relating to the trading account in which the Variation Margin is required, in each case as necessary to provide for payment to Merrill of the amount of Variation Margin that Merrill shall have specified in the Notice, or (iii) with respect to collateral in the form of cash, Merrill may give instructions to Custodian to immediately transfer cash in the amount of the Variation Margin that Merrill shall have specified in the Notice from such Safekeeping Account to the account of Merrill. Custodian shall promptly give Notice to Customer of its receipt of such instructions from Merrill and, upon taking any action pursuant to such instructions, shall immediately give Notice to Customer of such action. Subject to the notice provisions of Paragraph 5 set forth above, which include Merrill giving Custodian a statement that all conditions precedent to Merrill's right to direct disposition hereunder have been satisfied, Custodian shall take instructions solely from Merrill with respect to the sale of securities and/or the transfer of cash to Merrill. In the event such statement is not given in writing, Merrill will confirm the statement thereafter in writing to Custodian by the most expeditious means which may be by telecopy. In the event that Merrill receives eligible U.S. Government securities pursuant to this Paragraph 5(d), it shall have the right to sell or otherwise dispose of such securities and shall remit to Customer any proceeds of such sale or disposition in excess of the amount of Variation Margin specified in instructions from Merrill to Custodian.

          (e) Custodian shall retain in the Safekeeping Account any collateral in excess of the amount of Variation Margin specified in instructions from Merrill to Custodian including any proceeds from the sale of securities in excess of such amount. Custodian shall give consideration to any timely request by Customer with respect to particular securities to be sold and shall sell any securities in the principal market for such securities or, in the event such principal market is closed, sell them in a manner commercially reasonable for such securities.

         6. Merrill shall promptly credit to the trading account of Customer any Variation Margin resulting from the variation in value of one or more Contracts purchased or sold by Customer in accordance with the rules of any contract market, exchange or board of trade on which Contract transactions are effected by Merrill for Customer. At Customer's direction, Merrill shall transfer trading account balances to Customer in Federal funds to the Custodian or such bank account in Customer's name as Customer shall otherwise direct. Customer may give such directions to Merrill by telephone, confirmed thereafter in writing.

         7. Custodian shall act only upon receipt of instructions from Merrill regarding release of collateral. Custodian shall indemnify Customer from any loss incurred by reasons of Custodian's negligence or willful misconduct in acting on those instructions; provided that the instructions are given in a timely fashion and comply in all other respects with the provisions of this Agreement.

    8. Unless otherwise provided, all notices or other communications called for by this Agreement shall be given by the most expeditious means possible and may be given by telephone. If a notice is not given in writing, a written confirmation shall be provided to appropriate parties within a reasonable time after the notice is given.

    9. Any and all expenses of establishing, maintaining, or terminating the Safekeeping Account, including without limitation any and all expenses incurred by Custodian in connection with the Safekeeping Account, shall be borne by Customer.

    10. This Agreement and the Safekeeping Account, except as provided in the Safekeeping Agreement, shall terminate only upon written consent of Customer and Merrill, neither of which shall unreasonably withhold their consent, at which time Custodian shall transfer to Customer, or to a substitute custodian designated by Customer, all property held in the Safekeeping Account.

    11. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York.

    12. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights of any other party hereunder.

    13. No amendment of this Agreement shall be effective unless in writing and signed by persons thereunto duly authorized.

    14. Written communications hereunder shall be, except as otherwise required hereunder, hand-delivered or mailed first class postage prepaid, except that written notice of termination shall be sent by certified mail addressed:

        (a)    if to Custodian, to:
               Citibank
               One CitiCorp Center
               New York, New York 10043
               Attention: Deia Capella

        (b)    (1) if to Customer, to:

               122 East 42nd Street, 42nd Floor
               New York, New York 10168
               Attention: Shirley L. Osborne;
               (2) with copies to:

               122 East 42nd Street, 42nd Floor,
               New York, New York 10168
               Attention: Michael Doorley

        (c)    if to Merrill, to:
               New York Futures Sales Office
               One Liberty Plaza, 21st Floor
               New York, New York 10080
               Attention: Mr. John Emptage;

    15. This Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually, and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.

                            Attachment A

                            Date: November   , 1987

Citibank
One Citicorp Center
New York, New York 10043
Attention: Dela Capella

Gentlemen:

    We refer to the account with your bank designated as a "Morgan Stanley &
Co., Inc. Customer Funds for the benefit of                            (Customer
Segregated Account)" account number ____________ (the "Account"), opened
pursuant to a Safekeeping Agreement among                         ("Depositor"),
Morgan Stanley & Co., Inc. ("MS & Co") and your bank, as custodian, dated
_______________.

    The Account is being maintained by us in compliance with the provisions of the Commodity Exchange Act and as a subaccount under the custodian agreement between Depositor and you. Depositor will form time to time deposit with you in such Account monies or obligations of the United States, or obligations fully guaranteed as to principal and interest by the United States (collectively referred to as "securities"). All such securities and monies will be treated either as investments of our commodity and commodity option customer's funds or as obligations belonging to such customer. Under the provisions of the Commodity Exchange Act and regulations promulgated thereunder, these deposits are required to be segregated and treated as belonging to the customer. By signing and returning to us the enclosed copy of this letter, you acknowledge that you understand the nature of the securities and monies deposited in the account.

    You further acknowledge that the funds and securities held in the above Account are those of a commodity or commodity option customer and are being held by the bank subject to the requirements of the Commodity Exchange Act and regulations promulgated thereunder. Such funds and securities will not be treated by the bank as the funds or securities of any person other than such depositor customer of MS & Co and will not be used by the bank in connection with the obligations of any person other than Depositor, except as provided in the Safekeeping Agreement and Procedural Agreement.

     You also acknowledge that the above Account is a

Dated
Page Two

special deposit, and you agree that, in providing services to us or to any of our affiliates, including but not limited to the extending credit or granting accommodations or services relating to uncollected, target, compensating or other balances to us or to any of our affiliates, the bank acknowledges that it has no claim, and will seek no lien, right of set off or any other claim or interest in the funds or securities held in said Account, and-that it will not use the funds and securities in the above-described Account to margin, collateralize, secure or to extend credit to Depositor, to any of its affiliates, to us, to any of our affiliates or to any persons for such activities or otherwise. You hereby agree that the obligations and records accounting for the monies and securities held in the Account may be examined by an authorized employee of the Commodity Futures Trading Commission.

                             Sincerely yours,

                             Morgan Stanley & Co., Inc.


                             _____________________________



Citibank

AGREED AND ACKNOWLEDGED

_______________________
     (title)

Dated ______________, 19__
interest and service charges on any Customer deficit balances at the rates customarily charged by Merrill, together with Merrill's costs and attorney's fees incurred in collecting such deficit. Such payments shall be made in Federal funds to Merrill at such address as Merrill may designate.

    3. A detailed statement of all transactions for or on the Customer's behalf shall be furnished to Customer on a daily and a monthly basis. Such statements shall be conclusive and binding on the Customer unless the Customer notifies Merrill of any objection within five business days from the day the Customer receives such statement; provided however that with respect to monthly statements only the Customer may make such objection within ten business days.

    4. Customer shall timely deposit and maintain in the Safekeeping Account at all times Initial Margin (including any additional original margin requirements for Customer's short option positions) ("Initial Margin") for Customer's account in accordance with the Procedural Agreement. Customer shall timely pay to Merrill the amount of any additional or Variation Margin with respect to Customer's open positions on Contracts in accordance with the Procedural Agreement. If, upon notice given by Merrill as set forth in the Procedural Agreement, Customer fails to provide additional or Variation Margin or if Customer fails to deposit or maintain in the Safekeeping Account required Initial Margin, Merrill may without further notice to Customer take any action set forth in Paragraphs 12 and 14 hereof.

    5. Customer shall make timely delivery of or payment for financial instruments in compliance with the terms of the Contracts purchased or sold by Customer through Merrill unless such Contracts have been terminated by an offsetting purchase or sale prior to the delivery date. Customer shall advise Merrill of its intentions with respect to the delivery of or payment for such financial instruments, and Merrill shall be entitled to receive appropriate assurances with respect thereto.

    6. Customer acknowledges that (a) any trading recommendations and market or other information communicated to Customer by Merrill are incidental to the conduct of Merrill's business as a futures commission merchant and do not constitute an offer to sell or the solicitation of an offer to buy any Contracts or instrument that is the subject of any Contract; (b) such recommendation and information, although based upon information obtained from sources believed by Merrill to be reliable, may be incomplete, may not be verified, and may be changed without notice to Customer; and (c) Merrill makes no representation, warranty or guarantee as to the accuracy or completeness of any market or other information or trading recommendation furnished to Customer. Customer understands that officers, employees, or affiliates of Merrill may have a position in, may intend to, and may, buy or sell, Contracts or instruments that are the subject of Contracts, including Contracts which are the subject of information or recommendations furnished to Customer, and that the position or transactions of any such officer, employee, or affiliate may or may not be consistent with the recommendations furnished by Merrill to Customer.

    7. All transactions by Merrill on Customer's behalf shall be subject to the applicable constitution, by-laws, rules, regulations, customs, usages, rulings, and interpretations of the contract market and its clearinghouse on which such transactions are executed or cleared by Merrill or its agents for Customer's account, and to all applicable governmental acts and statutes (such as the Commodity Exchange Act) and to rules and regulations made thereunder; Merrill shall not be liable to Customer as a result of any action taken by Merrill or its agents to comply with any such constitution, by-law, rule, regulation, custom, usage, ruling, interpretation, act, or statute.

    8. Merrill shall have no responsibility for delays in the transmission of orders due to (a) breakdown or failure of transmission or communication facilities, or (b) any other cause beyond Merrill's control.

    9. Merrill shall have no responsibility for compliance by Customer with any law or regulation governing Customer's conduct as a fiduciary.

    10. Merrill shall have no responsibility for compliance by any investment adviser or commodity trading advisor of Customer with any law or regulation governing the conduct of such investment adviser or commodity trading advisor as a fiduciary to Customer.

    11. Customer represents that (a) Customer is duly registered under the Investment Company Act of 1940, as amended, and is validly existing and empowered to enter into this agreement and to effectuate transactions in financial futures contracts, and options on futures or cash contracts as contemplated hereby; (b) Customer has reviewed the registration requirements pertinent to commodity pool operators and commodity trading advisors of the Commodity Futures Trading Commission and the National Futures Association in accordance with the requirements of the Commodity Exchange Act and the regulations of the Commodity Futures Trading Commission and has determined that Customer and any investment adviser or commodity trading advisor of Customer are in compliance with such requirements to the extent applicable.

    12. In the event that (a) Customer shall be dissolved, become insolvent or in any other way terminate; (b) fail to deposit or maintain Initial Margin or make payment of additional or Variation Margin, as set forth in Paragraph 4 hereof; or (c) in the event Merrill reasonably feels that it is necessary for its protection, after having made reasonable attempts to notify Customer, Merrill may close out Customer's open Contracts in whole or in part, sell any or all of Customer's property held by Merrill, buy any securities or other property for Customer's account, and cancel any outstanding orders and commitments made by Merrill on behalf of Customer. Subject to Merrill's obligation to use best efforts to obtain a fair and reasonable price, any such sale, purchase, or cancellation may be made at Merrill's discretion on the contract or other market or through the clearinghouse where such business is then transacted without advertising the same and without notice to Customer, and without prior tender, demand or call upon Customer. Customer shall remain liable for and shall pay to Merrill the amount of any deficiency resulting from any transaction described above.

    13. As used herein, the term insolvent means that (a) an order, judgment or decree has been entered under the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment or debt, dissolution of liquidation or similar law (herein called the "Bankruptcy Law") or any jurisdiction adjudicating the Customer insolvent; or (b) the Customer has petitioned or applied to any tribunal for, or consented to, the appointment of, or taking possession by, a trustee, receiver, liquidator or similar official, of the Customer, or commenced a voluntary case under the Bankruptcy Law of the United

    20. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any thereof shall not preclude or inhibit the exercise of additional rights and remedies.

    21. This Agreement is executed on behalf of the Trustees of the Customer as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.

    22. Customer represents that (a) Customer will promptly notify Merrill in writing if any of the above representations shall materially change or cease to be true and correct; (b) Customer has read and understands the Commodity Futures Trading Commission Risk Disclosure Statement, the Options on Futures Risk Disclosure Statement (under separate cover) and the Margin Disclosure Statement; and (c) no person or entity has any interest in or control of the account to which this Agreement pertains other than Customer and the persons designated by Customer as set forth in Paragraph 1 hereof.

    23. Customer and Merrill agree to promptly furnish appropriate financial statements to each other to show any material changes in their financial positions and to furnish such other information concerning each other as each may reasonably request.

    24. Where the context hereof requires, the singular shall import the plural and the masculine shall import the feminine and neuter.

    25. Merrill shall be entitled to rely on any instruction received from any person identified in writing to Merrill by Customer and such instruction shall bind Customer. Customer agrees to hold Merrill harmless against any action taken by Merrill in reliance upon this provision.

This brief statement cannot, of course, disclose all the risks and other significant aspects of the commodity markets. You should therefore carefully study futures trading before you trade.

                                                  HAS RECEIVED AND THAT IT
UNDERSTANDS THE RISK DISCLOSURE DOCUMENT PROVIDED TO IT IN COMPLIANCE WITH REGULATION 1.55 OF THE COMMODITY FUTURES TRADING COMMISSION.

                                By:_______________________

                                Title:____________________

PLEASE SIGN AND RETURN ONE COPY TO MERRILL LYNCH FUTURES INC.

RETAIN THE DUPLICATE COPY FOR YOUR RECORDS.

TO:
        Account No. _________________

FROM:   MERRILL LYNCH FUTURES INC.

                          MARGIN DISCLOSURE STATEMENT

This statement is furnished to you because Regulation 190.10(c) of the Commodity Futures Trading Commission requires it for reasons of fair notice unrelated to Merrill Lynch's current financial condition.

1. You should know that in the unlikely event of Merrill Lynch's bankruptcy, property, including property specifically traceable to you, will be returned, transferred or distributed to you, or on your behalf, only to the extent of your pro rata share of all property available for distribution to customers.

2. Notice concerning the terms for the return of specifically identifiable property will be by publication in a newspaper of general circulation.

3. The Commission's regulations concerning bankruptcies of commodity brokers can be found at 17 Code of Federal Regulations Part 190.

                                                       HAS RECEIVED THE MARGIN
DISCLOSURE STATEMENT IN ACCORDANCE WITH REGULATION 190.10(c) OF THE COMMODITY FUTURES TRADING COMMISSION.

Dated: 8-5, 1987            By:

                            Title:

PLEASE SIGN AND RETURN ONE COPY TO MERRILL LYNCH FUTURES INC. RETAIN THE DUPLICATE COPY FOR YOUR RECORDS.

TO:
          Account No. __________________

FROM:     MERRILL LYNCH FUTURES INC.

                                HEDGE AGREEMENT

(To be signed by hedge customers only)

The undersigned represents that all transactions in this account are for hedging purposes only and shall be entered into solely for the purpose of protecting against losses which may be incurred in a cash position in a specific commodity, or with respect to interest rate futures or stock index futures to protect against losses that may be incurred in an existing securities portfolio.

These transactions are not for speculation. In the event that the undersigned intends to enter into any transactions in this account for speculative purposes, we shall notify Merrill Lynch in writing prior to the entry of such transactions.

The undersigned is familiar with all laws, rules and regulations concerning hedging in such contracts.

                            By:_______________________________

                            Title:____________________________

                            Dated:____________________________

CFTC Regulation 190.06 requires that in the unlikely event of Merrill Lynch's bankruptcy, you be given the opportunity to give instructions to the bankruptcy trustee regarding the disposition of your open futures positions. Unless you indicate a contrary preference in the space provided below, the trustee would be authorized to liquidate your open positions, without seeking further instructions from you.

[ ]                                                          would prefer to be
contacted by the bankruptcy trustee for instructions regarding the disposition of its open futures positions.

PLEASE SIGN AND RETURN ONE COPY TO MERRILL LYNCH FUTURES INC. RETAIN THE DUPLICATE COPY FOP YOUR RECORDS.

                                                                             T-2
                             SAFEKEEPING AGREEMENT

                                                      ("Depositor") and Merrill
Lynch Futures Inc. ("Merrill") have interests in the subject Safekeeping Account pursuant to a certain Procedural Agreement among Merrill, Depositor, and Citibank ("Custodian") which Procedural Agreement governs over any inconsistent provisions in this Safekeeping Agreement.

--------------------------------------------------------------------------------

Citibank
One CitiCorp Center
New York, New York 10043
Attention: Deia Capella

Gentlemen:

    The Depositor hereby requests the Custodian to open and maintain a Safekeeping Account, which shall be a subaccount under the Custodian Agreement
dated as of                   between Depositor and Custodian, and in the name
of "Merrill Lynch Futures Inc. Customer Funds for the benefit of

(Customer Segregated Account)" for all monies and securities now or hereafter deposited with and accepted by you for the initial margin in futures and option contracts thereon including any additional original margin requirements for Customer's short option positions.

    In such custodial capacity you are limited to holding the securities in safekeeping for the Depositor and dealing with them as herein expressed unless otherwise mutually agreed in writing.

    You shall make purchases, sales, and deliveries of securities only as the Depositor may direct, and you are authorized and directed to:

    1.  Collect income and principal on bearer securities in the account;

    2. Dispose of the monies received from income collections, ^?????^ redemption sale or other disposition of the securities

     3. Send a daily confirmation of receipts and disbursements to the Depositor and to Merrill;

     4.  Provide a monthly list of securities to the Depositor and to Merrill;

     5. On request, confirm to Merrill and Depositor all account charges and positions.

     The general conditions of the Safekeeping Agreement shall be those of the Custodian Agreement between Depositor and Custodian.

     The compensation of the Custodian for its services hereunder shall be payable monthly and shall be as the parties shall agree. No change in compensation shall be applicable to this account except upon written notice to Depositor.

     The Custodian will acknowledge for Merrill by letter, Attachment A hereto, that Custodian was informed that the monies and securities on deposit belong to Depositor and are being held by Custodian, in the name of Merill Lynch Futures Inc., in accordance with the Commodity Exchange Act and the regulations thereunder.

     All communications from the Custodian shall be to the Depositor pursuant to the Custodian Agreement, and to Merrill at the address shown below, or at such other address as the Depositor or Merrill shall from time to time direct.

    The Depositor is not a foreign citizen; if this citizenship status changes, the Depositor will promptly notify the Custodian in writing.

    This Agreement is executed on behalf of the Trustees of the Depositor as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Depositor.

                                                            Attachment A
                                                            -----------


                                                Date: August 4, 1987


Citibank
One CitiCorp Center
New York, New York 10043
Attention: Deia Capella


Gentlemen:


     We refer to the account with your bank designated as "Merrill Lynch
Futures Inc. Customer Funds for the benefit of        (Customer Segregated
Account)" account number ________ (the "Account"), opened pursuant to a
Safekeeping Agreement among      ("Depositor"), Merrill Lynch Futures Inc.
("Merrill") and your bank, as custodian, dated ___________.

     The Account is being maintained by us in compliance with the provisions of the Commodity Exchange Act and as a subaccount under the custodian agreement between Depositor and you. Depositor will from time to time deposit with you in such Account monies or obligations of the United States, general obligations of any state or of any political subdivision thereof, or obligations fully guaranteed as to principal and interest by the United States (collectively referred to as "securities"). All such securities and monies will be treated either as investments of our commodity and commodity option customer's funds or as obligations belonging to such customer. Under the provisions of the Commodity Exchange Act and regulations promulgated thereunder, these deposits are required to be segregated and treated as belonging to the customer. By signing and returning to us the enclosed copy of this letter, you acknowledge that you understand the nature of the securities and monies deposited in the account.

     You further acknowledge that the funds and securities held in the above Account are those of a commodity or commodity option customer and are being held by the bank subject to the requirements of the Commodity Exchange Act and regulations promulgated thereunder. Such funds and securities will not be treated by the bank as the funds or securities of any person other than such depositor customer of Merrill, and will not be used by the bank in connection with the obligations of any person other than Depositor, except as provided in the Safekeeping Agreement and the Procedural Agreement.

     You also acknowledge that the above Account is a special deposit, and you agree that, in providing services to us or to any of our affiliates, including but not limited to extending credit or granting accommodations or services relating to uncollected, target, compensating or other balances to us or to any of our affiliates, the bank or of eligible securities of the U.S. Government (Treasury Bills shall be valued at 90% of face value and Treasury Bonds and Notes shall be valued at 70% of face value) or a combination thereof. Customer may substitute U.S. Government securities of equal or greater value upon prior approval by MS & Co which approval shall not be unreasonably withheld. Upon receipt of such substitute securities, MS & Co agrees to give instructions to Custodian to release from the Safekeeping Account cash or eligible U.S. Government securities of an equal value, or such lesser amount as may be directed by Customer. Any separate interest payments thereon shall be automatically credited by Custodian in Federal funds to such demand deposit accounts designated in instructions from Customer on the date that such interest becomes due and payable unless notice has been provided to Custodian pursuant to Paragraph 5 (a) below, and such interest is required to meet additional Variation Margin requirements in accordance with the procedure provided in Paragraphs 5 (a), (b) and (c). Amounts due on securities which mature or are redeemed will be credited to the Safekeeping Account in Federal funds on the date such amounts are received. Amounts due to Customer as a result of the variation in value of Customer's short positions shall be credited to Customer by reducing the amount of the collateral required to be maintained in the Safekeeping Account with prior notice to MS & Co.

     3.   With respect to the deposit of Initial Margin,

Custodian Agreement between the Custodian and Customer, except in the event of a conflict between the Custodian Agreement and this Procedural Agreement, in which case this Procedural Agreement shall govern) for the custody of the Initial Margin which Customer is required to deposit and maintain, and

     WHEREAS the Customer Agreement and the Safekeeping Agreement both provide that the rights and duties of the parties thereto are subject to the provisions of this Agreement.

     NOW, THEREFORE IT IS AGREED THAT:

     1. Customer shall deposit and maintain as collateral in the Safekeeping Account such Initial Margin as shall be required from time to time by MS & Co or by the exchange on which transactions are effected or caused to be effected by MS & Co as broker for Customer. Customer may deposit amounts in excess of such requirements. The designation "Customer Funds" in the account title is intended to indicate the status of the account under the Commodity Exchange Act and Commodity Futures Trading Commission regulations; however, the provisions of this agreement to the extent not in conflict with the CEA and CFTC regulations shall be controlling as to the rights of the parties in the collateral deposited in the account.

     2. The Initial Margin deposited and maintained in the Safekeeping Account, created pursuant to the Safekeeping Agreement, shall be in the form, as Customer elects, of cash for Variation Margin subsequent to 10:00 A.M. but prior to 4:00 P.M. New York time on a day on which the Customer is open for business, the Customer shall provide such Variation Margin to MS & Co not later than 10:30 A.M. New York time on the next succeeding day on which the Customer is open for business. Notice by MS & Co to the Customer of the receipt of Variation Margin shall be given promptly.

          (b) If MS & Co has not received the requested Variation Margin within the time period as provided in Paragraph 5(a), Notice by MS & Co to Customer of the failure to receive the Variation Margin shall be given immediately.

          (c) If MS & Co does not receive the Variation Margin in accordance with Paragraph 5(a), MS & Co may give (i) Notice to Custodian of the Customer's failure to provide Variation Margin and the amount of Variation Margin required; and (ii) Notice to the Customer that such Notice has been given to Custodian. Promptly upon receipt by Custodian of such Notice but without prejudice to any rights of MS & Co hereunder, Custodian shall give Notice to the Customer of its receipt of such Notice.

          (d) In the event Customer has failed to transfer the required Variation Margin to MS & Co during the time period as provided in Paragraph 5(a), MS & Co may give Notice to Custodian of the Customer's failure to provide Variation Margin which Notice shall be the same Notice as in Paragraph 5(c) and that all conditions precedent to MS & Co's right to direct disposition hereunder have been

Custodian shall be directed by Customer's custodian order to segregate specified assets in the Safekeeping Account, and Custodian shall promptly provide MS & Co and Customer with a written confirmation of each transfer into or out of the Safekeeping Account.

     4. Withdrawals of Initial Margin from the Safekeeping Account shall be effected upon receipt by the Custodian of Customer's custodian order and MS & Co's prior written verification of such withdrawal. MS & Co shall, upon request of the Customer, inform Customer of the amount of any excess Initial Margin in the Safekeeping Account.

     5. MS & Co shall have access to the collateral only in accordance with the following, and only at such times as conditions set forth hereafter are complied with:

          (a) If notice by MS & Co is given to Customer that additional margin is required by MS & Co as broker for the Customer due to variation in the value of one or more Contracts held in the trading account or otherwise pursuant to the Customer Agreement ("Variation Margin"), and such notice is given prior to 10:00 A.M. New York time on a day on which the Customer is open for business, which Variation Margin shall first have been satisfied from any amounts currently credited to the Customer's trading account with MS & Co in connection with which the Variation Margin is required, the Customer shall transfer to MS & Co such Variation Margin not later than 3:30 P.M. on the same day. If Notice by MS & Co to the Customer is given of the need satisfied, and may give instructions to Custodian (i) to transfer eligible U.S. Government securities to MS & Co (ii) to sell at the prevailing market price such of the collateral in the Safekeeping Account relating to the trading account in which the Variation Margin is required, in each case as necessary to provide for payment to MS & Co of the amount of Variation Margin that MS & Co shall have specified in the Notice, or (iii) with respect to collateral in the form of cash, MS & Co may give instructions to Custodian to immediately transfer cash in the amount of the Variation Margin that MS & Co shall have specified in the Notice from such Safekeeping Account to the account of MS & Co. Custodian shall promptly give Notice to Customer of its receipt of such instructions from MS & Co and, upon taking any action pursuant to such instructions, shall immediately give Notice to Customer of such action. Subject to the notice provisions of Paragraph 5 set forth above, which include MS & Co giving Custodian a statement that all conditions precedent to MS & Co's right to direct disposition hereunder have been satisfied, Custodian shall take instructions solely from MS & Co with respect to the sale of securities and/or the transfer of cash to MS & Co. In the event such statement is not given in writing, MS & Co will confirm the statement thereafter in writing to Custodian by the most expeditions means which may be by telecopy. In the event that MS & Co receives eligible U.S. Government securities pursuant to this Paragraph 5(d), it shall have the right to sell or otherwise dispose of such securities and shall remit to Customer any proceeds of such sale or disposition in excess of the amount of Variation Margin specified in instructions from MS & Co to Custodian.

          (e) Custodian shall retain in the Safekeeping Account any collateral in excess of the amount of Variation Margin specified in instructions from MS & Co to Custodian including any proceeds from the sale of securities in excess of such amount. Custodian shall give consideration to any timely request by Customer with respect to particular securities to be sold and shall sell any securities in the principal market for such securities or, in the event such principal amount is closed, sell them in manner commercially reasonable for such securities.

     6. MS & Co shall promptly credit to the trading account of Customer any Variation Margin resulting from the variation in value of one or more Contracts purchased or sold by Customer in accordance with the rules of any contract market, exchange or board of trade on which Contract transactions are effected by MS & Co for Customer. At Customer's direction, MS & Co shall transfer trading account balances to Customer in Federal funds to the Custodian or such bank account in Customer's name as Customer shall otherwise direct. Customer may give such directions to MS & Co by telephone, confirmed thereafter in writing.

     7. Custodian shall act only upon receipt of instructions from MS & Co regarding release of collateral. Custodian shall indemnify Customer from any loss incurred by reasons of Custodian's negligence or willful misconduct in acting on those instructions; provided that the instructions are given in a timely fashion and comply in all other respects with the provisions of this Agreement.

     8. Unless otherwise provided, all notice or other communications called for by this Agreement shall be given by the most expeditious means possible and may be given by telephone. If a notice is not given in writing, a written confirmation shall be provided to appropriate parties within a reasonable time after the notice is given.

     9. Any and all expenses of establishing, maintaining, or terminating the Safekeeping Account, including without limitation any and all expenses incurred by Custodian in connection with the Safekeeping Account, shall be borne by Customer.

     10. This Agreement and the Safekeeping Account, except as provided in the Safekeeping Agreement, shall terminate only upon written consent of Customer and MS & Co, neither of which shall unreasonably withhold their consent, at which time Custodian shall transfer to Customer, or to a substitute custodian designated by Customer, all property held in the Safekeeping Account.

     11. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York.

     12. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights of any other party hereunder.

     13. No amendment of this Agreement shall be effective unless in writing and signed by persons thereunto duly authorized.

     14. Written communications hereunder shall be, except as otherwise required hereunder, hand-delivered or mailed first class postage prepaid, except that written notice of termination shall be sent by certified mail addressed:

          (a)  if to Custodian, to:
               Citibank
               One CitiCorp Center
               New York, New York 10043
               Attention: Dela Capella

          (b)  (1)  if to Customer, to:

               New York, New York 10168
               Attention: Shirley L. Osborne;
               (2) with copies to:

               122 East 42nd Street, 42nd Floor,
               New York, New York 10168
               Attention: Michael Doorley

          (c)  Morgan Stanley & Co., Inc.
               55 Water Street
               New York, New York 10041
               Attention: Commodity Operations Manager

     15. This Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually, and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.




                              By:________________________
                                   Authorized Signature

Date:_____________            Title:_____________________


                              Morgan Stanley & Co., Inc.


                              By:________________________
                                   Authorized Signature


Date:_____________            Title:_____________________


                              Citibank


                              By:________________________
                                   Authorized Signature


Date:_____________           Title:______________________

                          CUSTOMER AGREEMENT BETWEEN
                        Morgan Stanley & Co., Inc. AND


    In consideration of acceptance by Morgan Stanley & Co., Inc. ("MS & Co") of an account for World Income Fund Series of Van Eck Funds ("Customer") MS & Co and Customer agree as follows:

    1. Customer authorizes MS & Co to purchase and sell futures contracts and option contracts thereon ("Contracts") traded on duly registered boards of trade for Customer's account in accordance with Customer's oral or written instructions from persons designated by Customer by resolution of Customer's Board of Directors, Managing Partner, Board of Trustees, or person(s) responsible for the management of Customer's account, duly certified and delivered to MS & Co. Customer hereby waives any defense that any such instruction was not in writing as may be required by the Statue of Frauds or any other law, rule or regulation.

    2. Customer shall in connection with Contract transactions pay Ms & Co (1) brokerage and commission charges as agreed upon by MS & Co and Customer from time to time, (2) any charges imposed on any transaction undertaken for Customer by the contract market, exchange or clearinghouse through which it is executed and any tax or fee imposed on such transactions by any competent authority or self-regulatory organization, (3) any margin required by MS & Co for Customer due to the variation in value of one or more outstanding Contracts purchased or sold by Customer ("Variation Margin") in accordance with Paragraph 7 hereof, or as required by MS & Co due to an increase in margin requirements for new or existing positions, and (4) interest and service charges on any Customer deficit balances at the rates customarily charged by MS & Co together with MS & Co's costs and attorney's fees incurred in collecting such deficit. Such payments shall be made in Federal funds to MS & Co at such addresses as MS & Co may designate.

    3. A detailed statement of all transactions for or on the Customer's behalf shall be furnished to Customer on a daily and a monthly basis. Such statements shall be conclusive and binding on the Customer unless the Customer notifies MS & Co of any objection within five business days from the day the Customer receives such statement; provided however that with respect to monthly statements only the Customer may make such objection within ten business days.

    4. Customer shall timely deposit and maintain in the Safekeeping Account at all times Initial Margin (including any additional original margin requirements for Customer's short option positions) ("Initial Margin") for Customer's account in accordance with the Procedural Agreement. Customer shall timely pay to MS & Co the amount of any additional or Variation Margin with respect to Customer's open positions on Contracts in accordance with the Procedural Agreement. If, upon notice given by MS & Co as set forth in the Procedural Agreement, Customer fails to provide additional or Variation Margin or if Customer fails to deposit or maintain in the Safekeeping Account required Initial Margin, MS & Co may without further notice to Customer take any action set forth in Paragraphs 12 and 14 hereof.

    5. Customer shall make timely delivery of or payment for financial instruments in compliance with the terms of the Contracts purchased or sold by Customer through MS & Co unless such Contracts have been terminated by an offsetting purchase or sale prior to the delivery date. Customer shall advise MS & Co of its intentions with respect to the delivery of or payment for such financial instruments, and MS & Co shall be entitled to receive appropriate assurances with respect thereto.

    6. Customer acknowledges that (a) any trading recommendations and market or other information communicated to Customer by MS & Co are incidental to the conduct of MS & Co's business as a futures commission merchant and do not constitute an offer to sell or the solicitation of an offer to buy any Contracts or instrument that is the subject of any Contract; (b) such recommendation and information, although based upon information obtained from sources believed by MS & Co to be reliable, may be incomplete, may not be verified, and may be changed without notice to Customer; and (c) MS & Co makes no representation, warranty or guarantee as to the accuracy or completeness of any market or other information or trading recommendation furnished to Customer. Customer understands that officers, employees, or affiliates of MS & Co may have a position in, may intend to, and may, buy or sell, Contracts or instruments that are the subject of Contracts, including Contracts which are the subject of information or recommendations furnished to Customer, and that the position or transactions of any such officer, employee, or affiliate may or may not be consistent with the recommendations furnished by MS & Co to Customer.

    7. All transactions by MS & Co on Customer's behalf shall be subject to the applicable constitution, by-laws, rules, regulations, customs, usages, rulings, and interpretations of the contract market and its clearinghouse on which such transactions are executed or cleared by MS & Co or its agents for Customer's account, and to all applicable governmental acts and statutes (such as the Commodity Exchange Act) and to rules and regulations made thereunder; MS & Co shall not be liable to Customer as a result of any action taken by MS & Co or its agents to comply with any such constitution, by-law, rule, regulation, custom, usage, ruling, interpretation, act, or statute.

    8. MS & Co shall have no responsibility for delays in the transmission of orders due to (a) breakdown or failure of transmission or communication facilities, or (b) any other cause beyond MS & Co's control.

    9. MS & Co shall have no responsibility for compliance by Customer with any law or regulation governing

Customer's conduct as a fiduciary.

     10. MS & Co shall have no responsibility for compliance by any investment adviser or commodity trading advisor of Customer with any law or regulation governing the conduct of such investment adviser or commodity trading advisor as a fiduciary to Customer.

     11. Customer represents that (a) Customer is duly registered under the Investment Company Act of 1940, as amended, and is validly existing and empowered to enter into this Agreement and to effectuate transactions in futures contracts which may include stock index, foreign currency and debt instrument futures, and options on such futures or cash contracts as contemplated hereby;
(b) Customer has reviewed the registration requirements pertinent to commodity pool operators and commodity trading advisors of the Commodity Futures Trading Commission and the National Futures Association in accordance with the requirements of the Commodity Exchange Act and the regulations of the Commodity Futures Trading Commission and has determined that Customer and any investment adviser or commodity trading advisor of Customer are in compliance with such requirements to the extent applicable.

     12. In the event that (a) Customer shall be dissolved, become insolvent or in any other way terminate; (b) fail to deposit or maintain Initial Margin or make payment of additional or Variation Margin, as set forth in Paragraph 4 hereof; or (c) in the event MS & Co reasonably feels that it

Customer under the Bankruptcy Law of any other jurisdiction, whether now or hereafter in effect; or (c) any such petition or application has been filed, or any such proceedings commenced, against the Customer and the Customer by any act has indicated its approval thereof, consent thereto or acquiescence therein, or an order for relief has been entered in an involuntary case against Customer under the Bankruptcy Law of the United States, as now or hereafter constituted, or an order, judgement or decree has been entered therein appointing any such trustee, receiver, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgement or decree remains unstayed and in effect for more than 30 days.

    14. If at any time Customer fails to deliver to MS & Co any property previously sold by MS & Co on Customer's behalf or fails to deliver financial instruments in compliance with Contracts, Customer authorizes MS & Co in its discretion to borrow or to buy any property necessary to make delivery thereof, and Customer shall pay MS & Co for any cost, loss and damage which MS & Co may sustain from its inability to borrow or buy any such property.

    15.  All communications to Customer shall be to:
                           ,122 East 42nd Street, 42nd Floor, New York, New York
10168, Attention: Shirley L. Osborne; with copies to
        ,122 East 42nd Street, 42nd Floor, New York, New York 10168, Attention:
Michael Doorley; or to such other
addresses as Customer may hereafter direct MS & Co in writing to use. All communications to MS & Co shall be to the offices at Morgan Stanley & Co., Inc., 55 Water Street, New York, New York, 10041, Attn: Commodities Operations Manager; or at such other addresses as the parties may designate.

     16. This Agreement, the Procedural Agreement, and the Safekeeping Agreement referred to in the Procedural Agreement contain the entire agreement between the parties and supersede any prior agreements between the parties as to the subject matter of this Agreement. Subject to Paragraph 7 hereof, no provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification, or amendment be committed to in writing and signed by Customer and a duly authorized officer of MS & Co.

     17. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York.

     18. This Agreement shall inure to the benefit of MS & Co and Customer and their respective successors and assigns, only upon prior written consent other than assignment by MS & Co to an affiliate.

     19. If any term or provision hereof, or the application thereof to any person or circumstances, shall to any extent be contrary to any contract market, exchange or government regulation or otherwise invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid, or unenforceable, shall not be affected thereby, and it shall be enforced to the fullest extent permitted by regulation and law.

     20. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any thereof shall not preclude or inhibit the exercise of additional rights and remedies.

     21. This Agreement is executed on behalf of the Trustees of the Customer as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.

     22. Customer represents that (a) Customer will promptly notify MS & Co in writing if any of the above representations shall materially change or cease to be true and correct; (b) Customer has read and understands the Commodity Futures Trading Commission Risk Disclosure Statement, the Options on Futures Risk Disclosure Statement (under separate cover) and the Margin Disclosure Statement; and (c) no person or entity has any interest in or control of the account to which this Agreement pertains other than Customer and the persons designated by Customer as set forth in Paragraph 1 hereof.

    23. Customer and MS & Co agree to promptly furnish appropriate financial statements to each other to show any material changes in their financial positions and to furnish such other information concerning each other as each may reasonably request.

    24. Where the context hereof requires, the singular shall import the plural and the masculine shall import the feminine and neuter.

    25. MS & Co shall be entitled to rely on any instruction received from any person identified in writing to MS & Co by Customer and such instruction shall bind Customer. Customer agrees to hold MS & Co harmless against any action taken by MS & Co in reliance upon this provision.

     26. This Agreement shall become a binding contract between Customer and MS & Co when signed by both parties.




                                             By:_____________________

                                             Title:__________________


The undersigned Secretary of, or person serving in a similar capacity with respect to Funds the Customer which is party to this Agreement, the Procedural Agreement and the Safekeeping Agreement, hereby certifies that the individual whose name appears above as the signatory of this Agreement, the Procedural Agreement and the Safekeeping Agreement on behalf of the Customer holds the position with the Customer as identified above and is authorized to execute this Agreement on behalf of the Customer.





                                             By:_____________________

                                             Name:___________________
                                                       Secretary


Approved:

Morgan Stanley & Co., Inc.

By:_______________________

Title:____________________

Custodian Agreement between the Custodian and Customer, except in the event of a conflict between the Custodian Agreement and this Procedural Agreement, in which case this Procedural Agreement shall govern) for the custody of the Initial Margin which Customer is required to deposit and maintain, and

    WHEREAS the Customer Agreement and the Safekeeping Agreement both provide that the rights and duties of the parties thereto are subject to the provisions of this Agreement.

    NOW, THEREFORE IT IS AGREED THAT:

    1. Customer shall deposit and maintain as collateral in the Safekeeping Account such Initial Margin as shall be required from time to time by MS & Co or by the exchange on which transactions are effected or caused to be effected by MS & Co as broker for Customer. Customer may deposit amounts in excess of such requirements. The designation "Customer Funds" in the account title is intended to indicate the status of the account under the Commodity Exchange Act and Commodity Futures Trading Commission regulations; however, the provisions of this agreement to the extent not in conflict with the CEA and CFTC regulations shall be controlling as to the rights of the parties in the collateral deposited in the account.

    2. The Initial Margin deposited and maintained in the Safekeeping Account, created pursuant to the Safekeeping Agreement, shall be in the form, as Customer elects, of cash for Variation Margin subsequent to 10:00 A.M. but prior to 4:00 P.M. New York time on a day on which the Customer is open for business, the Customer shall provide such Variation Margin to MS & Co not later than 10:30 A.M. New York time on the next succeeding day on which the Customer is open for business. Notice by MS & Co to the Customer of the receipt of Variation Margin shall be given promptly.

          (b) If MS & Co has not received the requested Variation Margin within the time period as provided in Paragraph 5(a), Notice by MS & Co to Customer of the failure to receive the Variation Margin shall be given immediately.

          (c) If MS & Co does not receive the Variation Margin in accordance with Paragraph 5(a), MS & Co may give (i) Notice to Custodian of the Customer's failure to provide Variation Margin and the amount of Variation Margin required; and (ii) Notice to the Customer that such Notice has been given to Custodian. Promptly upon receipt by Custodian of such Notice but without prejudice to any rights of MS & Co hereunder, Custodian shall give Notice to the Customer of its receipt of such Notice.

          (d) In the event Customer has failed to transfer the required Variation Margin to MS & Co during the time period as provided in Paragraph 5(a), MS & Co may give Notice to Custodian of the Customer's failure to provide Variation Margin which Notice shall be the same Notice as in Paragraph 5(c) and that all conditions precedent to MS & Co's right to direct disposition hereunder have been

Custodian shall be directed by Customer's custodian order to segregate specified assets in the Safekeeping Account, and Custodian shall promptly provide MS & Co and Customer with a written confirmation of each transfer into or out of the Safekeeping Account.

    4. Withdrawals of Initial Margin from the Safekeeping Account shall be effected upon receipt by the Custodian of Customer's custodian order and MS & Co's prior written verification of such withdrawal. MS & Co shall, upon request of the Customer, inform Customer of the amount of any excess Initial Margin in the Safekeeping Account.

    5. MS & Co shall have access to the collateral only in accordance with the following, and only at such times as conditions set forth hereafter are complied with:

        (a) If notice by MS & Co is given to Customer that additional margin is required by MS & Co as broker for the Customer due to variation in the value of one or more Contracts held in the trading account or otherwise pursuant to the Customer Agreement ("Variation Margin"), and such notice is given prior to 10:00 A.M. New York time on a day on which the Customer is open for business, which Variation Margin shall first have been satisfied from any amounts currently credited to the Customer's trading account with MS & Co in connection with which the Variation Margin is required, the Customer shall transfer to MS & Co such Variation Margin not later than 3:30 P.M. on the same day. If Notice by MS & Co to the Customer is given of the need satisfied, and may give instructions to Custodian (i) to transfer eligible U.S. Government securities to MS & Co (ii) to sell at the prevailing market price such of the collateral in the Safekeeping Account relating to the trading account in which the Variation Margin is required, in each case as necessary to provide for payment to MS & Co of the amount of Variation Margin that MS & Co shall have specified in the Notice, or (iii) with respect to collateral in the form of cash, MS & Co may give instructions to Custodian to immediately transfer cash in the amount of the Variation Margin that MS & Co shall have specified in the Notice from such Safekeeping Account to the account of MS & Co. Custodian shall promptly give Notice to Customer of its receipt of such instructions from MS & Co and, upon taking any action pursuant to such instructions, shall immediately give Notice to Customer of such action. Subject to the notice provisions of Paragraph 5 set forth above, which include MS & Co giving Custodian a statement that all conditions precedent to MS & Co's right to direct disposition hereunder have been satisfied, Custodian shall take instructions solely from MS & Co with respect to the sale of securities and/or the transfer of cash to MS & Co. In the event such statement is not given in writing, MS & Co will confirm the statement thereafter in writing to Custodian by the most expeditions means which may be by telecopy. In the event that MS & Co receives eligible U.S. Government securities pursuant to this Paragraph 5(d), it shall have the right to sell or otherwise dispose of such securities and shall remit to Customer any proceeds of such sale or disposition in excess of the amount of Variation Margin specified in instructions from MS & Co to Custodian.

        (e) Custodian shall retain in the Safekeeping Account any collateral in excess of the amount of Variation Margin specified in instructions from MS & Co to Custodian including any proceeds from the sale of securities in excess of such amount. Custodian shall give consideration to any timely request by Customer with respect to particular securities to be sold and shall sell any securities in the principal market for such securities or, in the event such principal market is closed, sell them in a manner commercially reasonable for such securities.

    6. MS & Co shall promptly credit to the trading account of Customer any Variation Margin resulting from the variation in value of one or more Contracts purchased or sold by Customer in accordance with the rules of any contract market, exchange or board of trade on which Contract transactions are effected by MS & Co for Customer. At Customer's direction, MS & Co shall transfer trading account balances to Customer in Federal funds to the Custodian or such bank account in Customer's name as Customer shall otherwise direct. Customer may give such directions to MS & Co by telephone, confirmed thereafter in writing.

    7. Custodian shall act only upon receipt of instructions from MS & Co regarding release of collateral. Custodian shall indemnify Customer from any loss incurred by reasons of Custodian's negligence or willful misconduct in acting on those instructions; provided that the instructions are given in a timely fashion and comply in all other respects with the provisions of this Agreement.

    8. Unless otherwise provided, all notice or other communications called for by this Agreement shall be given by the most expeditious means possible and may be given by telephone. If a notice is not given in writing, a written confirmation shall be provided to appropriate parties within a reasonable time after the notice is given.

    9. Any and all expenses of establishing, maintaining, or terminating the Safekeeping Account, including without limitation any and all expenses incurred by Custodian in connection with the Safekeeping Account, shall be borne by Customer.

    10. This Agreement and the Safekeeping Account, except as provided in the Safekeeping Agreement, shall terminate only upon written consent of Customer and MS & Co, neither of which shall unreasonably withhold their consent, at which time Custodian shall transfer to Customer, or to a substitute custodian designated by Customer, all property held in the Safekeeping Account.

    11. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York.

    12. Except as specifically provided herein, this Agreement does not in any way affect other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights of any other party hereunder.

    13. No amendment of this Agreement shall be effective unless in writing and signed by persons thereunto duly authorized.

    14. Written communications hereunder shall be, except as otherwise required hereunder, hand-delivered or mailed first class postage prepaid, except that written notice of termination shall be sent by certified mail addressed:

        (a)  if to Custodian, to:
             Citibank
             One Citicorp Center
             New York, New York 10043
             Attention: Dela Capella

        (b)  (1) if to Customer, to:

             New York, New York 10168
             Attention: Shirley L. Osborne;
             (2) with copies to:

             122 East 42nd Street, 42nd Floor,
             New York, New York 10168
             Attention: Michael Doorley

        (c)  Morgan Stanley & Co., Inc.
             55 Water Street
             New York, New York 10041
             Attention: Commodity Operations Manager

     15. This Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually, and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.



                                              By:_________________________
                                                   Authorized Signature


Date:_________________                        Title:_______________________


                                              Morgan Stanley & Co., Inc.



                                              By:__________________________
                                                   Authorized Signature

Date:_________________                        Title:_______________________


                                              Citibank



                                              By:___________________________
                                                   Authorized Signature


Date:__________________                       Title:_________________________

                          CUSTOMER AGREEMENT BETWEEN
                        Morgan Stanley & Co., Inc. AND

    In consideration of acceptance by Morgan Stanley & Co., Inc. ("MS & Co") of an account for World Income Fund Series of Van Eck Funds ("Customer")

MS & Co and Customer agree as follows:

    1. Customer authorizes MS & Co to purchase and sell futures contracts and option contracts thereon ("Contracts") traded on duly registered boards of trade for Customer's account in accordance with Customer's oral or written instructions from persons designated by Customer by resolution of Customer's Board of Directors, Managing Partner, Board of Trustees, or person(s) responsible for the management of Customer's account, duly certified and delivered to MS & Co. Customer hereby waives any defense that any such instruction was not in writing as may be required by the Statue of Frauds or any other law, rule or regulation.

    2. Customer shall in connection with Contract transactions pay MS & Co (1) brokerage and commission charges as agreed upon by MS & Co and Customer from time to time, (2) any charges imposed on any transaction undertaken for Customer by the contract market, exchange or clearinghouse through which it is executed and any tax or fee imposed on such transactions by any competent authority or self -regulatory organization, (3) any margin required by MS & Co for Customer due to the variation in value of one or more outstanding Contracts purchased or sold by Customer ("Variation Margin") in accordance with Paragraph 7 hereof, or as required by MS & Co due to an increase in margin requirements for new or existing positions, and (4) interest and service charges on any Customer deficit balances at the rates customarily charged by MS & Co together with MS & Co's costs and attorney's fees incurred in collecting such deficit. Such payments shall be made in Federal funds to MS & Co at such addresses as MS & Co may designate.

    3. A detailed statement of all transactions for or on the Customer's behalf shall be furnished to Customer on a daily and a monthly basis. Such statements shall be conclusive and binding on the Customer unless the Customer notifies MS & Co of any objection within five business days from the day the Customer receives such statement; provided however that with respect to monthly statements only the Customer may make such objection within ten business days.

    4. Customer shall timely deposit and maintain in the Safekeeping Account at all times Initial Margin (including any additional original margin requirements for Customer's short option positions) '("Initial Margin") for Customer's account in accordance with the Procedural Agreement. Customer shall timely pay to MS & Co the amount of any additional or Variation Margin with respect to Customer's open positions on Contracts in accordance with the Procedural Agreement. If, upon notice given by MS & Co as set forth in the Procedural Agreement, Customer fails to provide additional or Variation Margin or if Customer fails to deposit or maintain in the Safekeeping Account required Initial Margin, MS & Co may without further notice to Customer take any action set forth in Paragraphs 12 and 14 hereof.

    5. Customer shall make timely delivery of or payment for financial instruments in compliance with the terms of the Contracts purchased or sold by Customer through MS & Co unless such Contracts have been terminated by an offsetting purchase or sale prior to the delivery date. Customer shall advise MS & Co of its intentions with respect to the delivery of or payment for such financial instruments, and MS & Co shall be entitled to receive appropriate assurances with respect thereto.

    6. Customer acknowledges that (a) any trading recommendations and market or other information communicated to Customer by MS & Co are incidental to the conduct of MS & Co's business as a futures commission merchant and do not constitute an offer to sell or the solicitation of an offer to buy any Contracts or instrument that is the subject of any Contract; (b) such recommendation and information, although based upon information obtained from sources believed by MS & Co to be reliable, may be incomplete, may not be verified, and may be changed without notice to Customer; and (c) MS & Co makes no representation, warranty or guarantee as to the accuracy or completeness of any market or other information or trading recommendation furnished to Customer. Customer understands that officers, employees, or affiliates of MS & Co may have a position in, may intend to, and may, buy or sell, Contracts or instruments that are the subject of Contracts, including Contracts which are the subject of information or recommendations furnished to Customer, and that the position or transactions of any such-officer, employee, or affiliate may or may not be consistent with the recommendations furnished by MS & Co to Customer.

    7. All transactions by MS & Co on Customer's behalf shall be subject to the applicable constitution, by-laws, rules, regulations, customs, usages, rulings, and interpretations of the contract market and its clearinghouse on which such transactions are executed or cleared by MS Co or its agents for Customer's account, and to all applicable governmental acts and statutes (such as the Commodity Exchange Act) and to rules and regulations made thereunder; MS & Co shall not be liable to Customer as a result of any action taken by MS & Co or its agents to comply with any such constitution, by-law, rule, regulation, custom, usage, ruling, interpretation, act, or statute.

    8. MS & CO shall have no responsibility for delays in the transmission of orders due to (a) breakdown or failure of transmission or communication facilities, or (b) any other cause beyond MS & Co's control.

    9. MS & Co shall have no responsibility for compliance by Customer with any law or regulation governing

Customer's conduct as a fiduciary.

     10. MS & Co shall have no responsibility for compliance by any investment adviser or commodity trading advisor of Customer with any law or regulation governing the conduct of such investment adviser or commodity trading advisor as a fiduciary to Customer.

     11. Customer represents that (a) Customer is duly registered under the Investment Company Act of 1940, as amended, and is validly existing and empowered to enter into this Agreement and to effectuate transactions in futures contracts which may include stock index, foreign currency and debt instrument futures, and options on such futures or cash contracts as contemplated hereby;
(b) Customer has reviewed the registration requirements pertinent to commodity pool operators and commodity trading advisors of the Commodity Futures Trading Commission and the National Futures Association in accordance with the requirements of the Commodity Exchange Act and the regulations of the Commodity Futures Trading Commission and has determined that Customer and any investment adviser or commodity trading advisor of Customer are in compliance with such requirements to the extent applicable.

     12. In the event that (a) Customer shall be dissolved, become insolvent or in any other way terminate; (b) fail to deposit or maintain Initial Margin or make payment of additional or Variation Margin, as set forth in Paragraph 4 hereof; or (c) in the event MS & Co reasonably feels that it

Customer under the Bankruptcy Law of any other jurisdiction, whether now or hereafter in effect; or (c) any such petition or application has been filed, or any such proceedings commenced, against the Customer and the Customer by any act has indicated its approval thereof, consent thereto or acquiescence therein, or an order for relief has been entered in an involuntary case against Customer under the Bankruptcy Law of the United States, as now or hereafter constituted, or an order, judgement or decree has been entered therein appointing any such trustee, receiver, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgement or decree remains unstayed and in effect for more than 30 days.

    14. If at any time Customer fails to deliver to MS & Co any property previously sold by MS & Co on Customer's behalf or fails to deliver financial instruments in compliance with Contracts, Customer authorizes MS & Co in its discretion to borrow or to buy any property necessary to make delivery thereof, and Customer shall pay MS & Co for any cost, loss and damage which MS & Co may sustain from its inability to borrow or buy any such property.

     15. All communications to Customer shall be to:

                                    ,122 East 42nd Street, 42nd Floor, New York,
New York 10168, Attention: Shirley L. Osborne; with copies to
       ,122 East 42nd Street, 42nd Floor, New York, New York 10168, Attention:
Michael Doorley; or to such other
addresses as Customer may hereafter direct MS & Co in writing to use. All communications to MS & Co shall be to the offices at Morgan Stanley & Co., Inc., 55 Water Street, New York, New York, 10041, Attn: Commodities Operations Manager; or at such other addresses as the parties may designate.

     16. This Agreement, the Procedural Agreement, and the Safekeeping
Agreement referred to in the Procedural Agreement contain the entire agreement between the parties and supersede any prior agreements between the parties as to the subject matter of this Agreement. Subject to Paragraph 7 hereof, no provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification, or amendment be committed to in writing and signed by Customer and a duly authorized officer of MS & Co.

     17. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of New York.

     18. This Agreement shall inure to the benefit of MS & Co and Customer and their respective successors and assigns, only upon prior written consent other than assignment by MS & Co to an affiliate.

     19. If any term or provision hereof, or the application thereof to any person or circumstances, shall to any extent be contrary to any contract market, exchange or government regulation or otherwise invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid, or unenforceable, shall not be affected thereby, and it shall be enforced to the fullest extent permitted by regulation and law.

     20. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any thereof shall not preclude or inhibit the exercise of additional rights and remedies.

     21. This Agreement is executed on behalf of the Trustees of the Customer as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Customer.

     22. Customer represents that (a) Customer will promptly notify MS & Co in writing if any of the above representations shall materially change or cease to be true and correct; (b) Customer has read and understands the Commodity Futures Trading Commission Risk Disclosure Statement, the Options on Futures Risk Disclosure Statement (under separate cover) and the Margin Disclosure Statement; and (c) no person or entity has any interest in or control of the account to which this Agreement pertains other than Customer and the persons designated by Customer as set forth in Paragraph 1 hereof.

    23. Customer and MS & Co agree to promptly furnish appropriate financial statements to each other to show any material changes in their financial positions and to furnish such other information concerning each other as each may reasonably request.

    24. Where the context hereof requires, the singular shall import the plural and the masculine shall import the feminine and neuter.

    25. MS & Co shall be entitled to rely on any instruction received from any person identified in writing to MS & Co by Customer and such instruction shall bind Customer. Customer agrees to hold MS & Co harmless against any action taken by MS & Co in reliance upon this provision.

     26. This Agreement shall become a binding contract between Customer and MS & Co when signed by both parties.


                                                      By:_____________________

                                                      Title:__________________

The undersigned Secretary of, or person serving in a similar capacity with respect to Funds the Customer which is party to this Agreement, the Procedural Agreement and the Safekeeping Agreement, hereby certifies that the individual whose name appears above as the signatory of this Agreement, the Procedural Agreement and the Safekeeping Agreement on behalf of the Customer holds the position with the Customer as identified above and is authorized to execute this Agreement on behalf of the Customer.

                                                      By:_____________________

                                                      Name:___________________
                                                              Secretary

Approved:

Morgan Stanley & Co., Inc.

By:_______________________

Title:____________________

                             SAFEKEEPING AGREEMENT

           , ("Depositor") and Morgan Stanley & Co., Inc. ("MS & Co.") have interests in the subject Safekeeping Account pursuant to a certain Procedural Agreement among MS & Co, Depositor, and Citibank ("Custodian") which Procedural Agreement governs over any inconsistent provisions in this Safekeeping Agreement.
 _______________________________________________________________________________

 Citibank
 One Citicorp Center
 New York, New York 10043
 Attention: Dela Capella

 Gentlemen:

     The Depositor hereby requests the Custodian to open and maintain a Safekeeping Account, which shall be a subaccount under the Custodian Agreement dated as of ___________ between Depositor and Custodian, and in the name of "Morgan Stanley & Co., Inc. Customer Funds for the benefit of

                                                                    (Customer
 Segregated Account)" for all monies and securities now or hereafter deposited with and accepted by you for the initial margin in futures and option contracts thereon including any additional original margin requirements for Customer's short option positions.

     In such custodial capacity you are limited to holding the securities in safekeeping for the Depositor and dealing with them as herein expressed unless otherwise mutually agreed in writing.

     You shall make purchases, sales, and deliveries of securities only as the Depositor may direct, and you are authorized and directed to:

      1. Collect income and principal on bearer securities in the account;

     2. Dispose of the monies received from income collections, maturity, redemption, sale or other disposition of the securities pursuant to said Procedural Agreement;

     3. Send a daily confirmation of receipts and disbursements to the Depositor and to MS & Co;

     4.  Provide a monthly list of securities to the Depositor and to MS & Co;

     5. On request, confirm to MS & Co and Depositor all account charges and positions.

     The general conditions of the Safekeeping Agreement shall be those of the Custodian Agreement between Depositor and Custodian, except in the event of a conflict between the Custodian Agreement and this Safekeeping Agreement, in which case this Safekeeping Agreement shall govern.

     The compensation of the Custodian for its services hereunder shall be payable monthly and shall be as the parties shall agree. No change in compensation shall be applicable to this account except upon written notice to Depositor.

     The Custodian will acknowledge for MS & Co by letter, Attachment A hereto, that Custodian was informed that the monies and securities on deposit belong to Depositor and are being held by Custodian, in the name of Morgan Stanley & Co., Inc., in accordance with the Commodity Exchange Act and the regulations thereunder.

     All communications from the Custodian shall be sent to the Depositor pursuant to the Custodian Agreement, and to MS & Co at the address shown below, or at such other address as the Depositor or MS & Co shall from time to time direct.

    The Depositor is not a foreign citizen; if this citizenship status changes, the Depositor will promptly notify the Custodian in writing.

    This Agreement is executed on behalf of the Trustees of the Depositor as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees but are binding only upon the assets and property of the Depositor.

    Either the Depositor or the Custodian, subject to the Procedural Agreement, may close this account at any time upon 60 days prior notice.

Accepted:                          Very truly yours,

Citibank

By:_____________________           By:____________________

Acknowledged and Approved:
    on behalf of
Morgan Stanley & Co., Inc.

By:______________________


Dated:___________________